                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 18, 2002

                                -----------------

                           JUPITER MEDIA METRIX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                         000-25943                                                  11-3374729
                 (COMMISSION FILE NUMBER)                              (I.R.S. EMPLOYER IDENTIFICATION NO.)

                21 ASTOR PLACE, 6TH FLOOR,                                            10003
                    NEW YORK, NEW YORK                                              (ZIP CODE)
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                                 (212) 780-6060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------



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ITEM 5.  OTHER EVENTS.

         Jupiter Media Metrix, Inc. (the "Company") issued a press release on
January 18, 2002 announcing that it had entered into an Amendment No. 1 to Agreement and Plan of Merger, dated as of October 25, 2001 (the "Merger
Agreement"), by and among NetRatings, Inc. ("NetRatings"), Sonoma Acquisition
Corp., LLC ("Merger Sub") and the Company. On December 7, 2001, the companies received a request for additional information, commonly known as a second request, from the Federal Trade Commission, the U.S. governmental entity responsible for antitrust review of the acquisition. In light of the time required to comply with the second request and so that the parties can preserve their respective positions in the patent litigation, the parties have agreed to permit the patent litigation between them, which had been put on hold as part of their merger agreement dated October 25, 2001, to proceed.

         For information regarding the terms and conditions of the Merger, including the consideration to be paid to the Company's stockholders, reference is made to the Amendment to Merger Agreement, filed as Exhibit 2.1 hereto, to the Merger Agreement filed as Exhibit 2.1 to the Company's Periodic Report on
Form 8-K dated October 30, 2001, the press release, which is filed as Exhibit
99.1 and incorporated herein by reference to the Company's Rule 425 filing, dated January 18, 2001, and the press release, which is filed as exhibit 99.1 and incorporated herein by reference to the Company's Rule 425 filing, dated
October 25, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

EXHIBIT NO.
2.1 Amendment No. 1 to Agreement and Plan of Merger, dated as of January 18, 2002, among NetRatings, Inc., Sonoma
                         Acquisition Corp., LLC, and Jupiter Media Metrix, Inc.

99.1                     Joint Press Release, dated January 18, 2002
                         (incorporated by reference to the Company's Rule 425 filing, dated January 18, 2002).















                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 JUPITER MEDIA METRIX, INC.
                                                 -------------------------------
                                                 (Registrant)


                                                 By:      /S/ JEAN ROBINSON
                                                          ----------------------
                                                 Name:  Jean Robinson
                                                 Title: Chief Financial Officer

Dated: January 18, 2002

EXHIBIT NO.     EXHIBIT INDEX
-----------     -------------

2.1 Amendment No. 1 to Agreement and Plan of Merger, dated as of January 18, 2002, among NetRatings, Inc., Sonoma Acquisition Corp., LLC, and Jupiter Media Metrix, Inc.

99.1 Joint Press Release, dated January 18, 2002 (incorporated by reference to the Company's Rule 425 filing, dated January 18,
                2002).